FORWARD FUNDS

Supplement dated October 1, 2013

to the

Forward Funds Investor Class and Institutional Class Prospectus (“No-Load Prospectus”) and Forward

Funds Class A, Class B, Class C and Advisor Class Prospectus (“Load Prospectus”)

each dated May 1, 2013, as supplemented

IMPORTANT NOTICE REGARDING THE FORWARD CREDIT ANALYSIS LONG/SHORT FUND

The following information applies to the Forward Credit Analysis Long/Short Fund (the “Fund”) only:

Reduction in Management Fee and Expense Limits

Effective October 1, 2013, the contractual management fee Forward Management, LLC (“Forward Management”), the investment advisor, receives from the Fund is reduced from an annual rate (as a percentage of the Fund’s average daily net assets) of 1.50% to an annual rate of 1.20% on the Fund’s average daily net assets. Additionally, effective October 1, 2013, the expense limit (as a percentage of the applicable class of the Fund’s average daily net assets) applicable to each class of the Fund is reduced as follows:

Class	Expense Limit Prior to October 1, 2013	Expense Limit Effective October 1, 2013
Investor Class	1.99%	1.79%
Institutional Class	1.64%	1.44%
Class A	2.14%	1.94%
Class C	2.59%	2.39%
Advisor Class	1.69%	1.49%

Accordingly, effective October 1, 2013, the following changes shall be made:

The “Annual Fund Operating Expenses” table and the “Examples” table for the Fund in the No-Load Prospectus shall be replaced to read as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)

	Investor Class	Institutional Class
Management Fee	1.20%	1.20%
Distribution (12b-1) Fees	0.25%	N/A
Other Expenses(2)	0.33%	0.23%
Interest Expense on Short Sales	0.47%	0.47%
Total Other Expenses	0.80%	0.70%
Total Annual Fund Operating Expenses(3)	2.25%	1.90%

(1)	Restated to reflect current fees and expenses.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.

(3)	The Fund’s investment advisor is contractually obligated to waive a portion of its fees and reimburse other expenses until April 30, 2015 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) for Investor Class and Institutional Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.79% and 1.44%, respectively. This expense limitation arrangement may not be terminated by the Fund’s investment advisor prior to such date under any circumstances.

Examples

These Examples are intended to help you compare the costs of investing in Investor Class or Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same, and that the contractual fee waiver/reimbursement is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs whether or not you redeemed your shares would be:

	Investor Class	Institutional Class
1 Year	$228	$193
3 Years	$703	$597
5 Years	$1,204	$1,026
10 Years	$2,581	$2,219

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The “Annual Fund Operating Expenses” table and the “Examples” table for the Fund in the Load Prospectus shall be replaced to read as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)

	Class A	Class C	Advisor Class
Management Fee	1.20%	1.20%	1.20%
Distribution (12b-1) Fees	0.35%	0.75%	N/A
Other Expenses(2)	0.38%	0.43%	0.28%
Interest Expense on Short Sales	0.47%	0.47%	0.47%
Total Other Expenses	0.85%	0.90%	0.75%
Total Annual Fund Operating Expenses(3)	2.40%	2.85%	1.95%

(1)	Restated to reflect current fees and expenses.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.

(3)	The Fund’s investment advisor is contractually obligated to waive a portion of its fees and reimburse other expenses until April 30, 2015, in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, and extraordinary expenses) for Class A, Class C and Advisor Class shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.94%, 2.39%, and 1.49%, respectively. This expense limitation arrangement may not be terminated by the Fund’s investment advisor prior to such date under any circumstances.

Examples

These Examples are intended to help you compare the costs of investing in Class A, Class C or Advisor Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same, and that the contractual fee waiver/reimbursement is in place for the first year. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C	Advisor Class
1 Year	$804	$388	$198
3 Years	$1,280	$883	$612
5 Years	$1,781	$1,503	$1,051
10 Years	$3,150	$3,171	$2,272

You would pay the following expenses if you did not redeem your shares:

	Class A	Class C	Advisor Class
1 Year	$804	$288	$198
3 Years	$1,280	$883	$612
5 Years	$1,781	$1,503	$1,051
10 Years	$3,150	$3,171	$2,272

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The following footnote pertaining to the Fund shall be added to the table on pages 141-142 of the No-Load Prospectus and pages 137-138 of the Load Prospectus:

Effective as of October 1, 2013, the annual advisory fee (as a percentage of daily net assets) paid to Forward Management was reduced from 1.50% to 1.20%. Additionally, effective as of October 1, 2013, Forward Management is contractually obligated to waive advisory fees received by Forward Management with respect to assets allocated to a sub-advisor or the cash portion of the Fund to the extent necessary to limit the amount of the advisory fee retained by Forward Management after payment of sub-advisory fees to a sub-advisor to 0.50% until April 30, 2016. This fee waiver arrangement is exclusive of any amounts received by Forward Management under its right to reimbursement of fee waivers or expense reimbursements previously made by Forward Management pursuant to the expense limitation arrangement between Forward Management and the Fund, and terminates automatically if Forward Management no longer engages a sub-advisor to manage the Fund.

Change in Principal Investment Strategies

Effective October 1, 2013, the section titled “Principal Investment Strategies” in the Fund’s “Fund Summary” section in the No-Load Prospectus and the Load Prospectus is replaced in its entirety to read as follows:

The Fund invests primarily in a portfolio of municipal bonds, corporate bonds, notes and other debentures, U.S. Treasury and Agency securities, sovereign debt, emerging markets debt, floating rate or zero coupon securities and nonconvertible preferred securities that are actively traded in the public markets. The Fund may also invest a substantial portion of its assets in interest rate swaps, credit default swaps, total return swaps, futures and options and other derivative instruments. The Fund may invest in derivatives both for hedging purposes and in an attempt to achieve investment returns consistent with the Fund’s investment objective. These instruments include options, futures contracts, forward currency contracts, swap agreements (including, but not limited to, interest rate swaps, credit default swaps and total return swaps) and similar instruments. The Fund seeks to maximize total return and minimize investment risk using a credit-based, relative value investment strategy and allocating a portion of the Fund’s assets to cash during market conditions that are expected to increase the volatility of the Fund’s credit-based, relative value investment strategy. The Fund will seek to take advantage of relative value, cross-over trading opportunities and market anomalies and inefficiencies across a wide array of the credit risk markets.

Forward Management, LLC (“Forward Management” or the “Advisor”) expects to allocate all but a small portion of the Fund’s assets to a sub-advisor, Cedar Ridge Partners, LLC (“Cedar Ridge” or the “Sub-Advisor”), in most market environments. During certain market environments in which the Advisor believes market conditions present greater risk to the Fund, the Advisor may allocate a greater portion of the Fund’s assets to cash, cash equivalents, repurchase agreements and/or tax-exempt or taxable fixed income securities that are investment-grade quality and have maturities of less than three years.

The Sub-Advisor uses a “credit long/short” investment strategy based on credit assessments of individual issues and sectors. The Sub-Advisor will screen various sectors in order to attempt to locate undervalued and overlooked opportunities, as well as to attempt to exploit certain arbitrage opportunities among the various fixed income markets. The Sub-Advisor expects to express positive views on specific credits by taking long positions in cash bonds and negative views on specific credits by taking short positions in cash bonds. The Fund’s short positions may equal up to 100% of the Fund’s net asset value, and it is possible that at certain times, the Fund may be approximately 100% short. The Fund may also invest without limit in federally tax-exempt municipal bonds.

The Fund may invest its assets, including borrowings for investment purposes and proceeds from short selling, if any, without restriction in: investment-grade debt securities and lower-rated debt securities; debt securities that rank junior to other outstanding securities and obligations of an issuer, all or a significant portion of which may be secured by substantially all of that issuer’s assets; debt securities that are not protected by financial covenants or limitations on additional indebtedness; and securities that are moral obligations of issuers or subject to appropriations. In such situations, the Fund will be subject to additional credit and liquidity risks. The Fund may invest in debt securities of any maturity and credit quality, including junk bonds. The Fund may also engage in borrowing for cash management purposes or for investment purposes, in order to increase its holdings of portfolio securities and/or to collateralize short sale positions.

The Sub-Advisor will seek to control risk by hedging portfolio risk through both long and short positions, based on individual credit evaluations, as well as by engaging in certain strategies such as interest rate swaps, credit default swaps, total return swaps, futures and options to hedge the portfolio’s interest rate, credit and other risk factors.

Change in Portfolio Manager

Jeffery M. Hudson is no longer involved in the day-to-day management of the Fund. Accordingly, effective October 1, 2013, all references to Mr. Hudson in the No-Load Prospectus and the Load Prospectus are deleted.

Additionally, as of October 1, 2013, Forward Management directly manages the cash portion of the Fund without the use of a sub-advisor. Accordingly, the following changes are made:

The following paragraph regarding management of the cash portion of the Fund is added following the paragraph under the heading “Investment Advisor/Portfolio Manager” in the Fund’s “Fund Summary” section in the No-Load Prospectus and Load Prospectus:

(Cash Portion Only)

Forward Management directly manages the cash portion of the Fund without the use of a sub-advisor. The cash portion of the Fund is managed by Paul Broughton, CFA, Assistant Portfolio Manager. Mr. Broughton has managed the cash portion of the Fund since October 2013.

The third sentence of the second paragraph under the heading/subheading “Management of the Funds – Investment Advisor/Portfolio Managers” in the No-Load Prospectus and the Load Prospectus is replaced to read as follows:

Forward Management directly manages the assets of the Allocation Funds, Forward Commodity Long/Short Strategy Fund, Forward Core Strategy Long/Short Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward Floating NAV Short Duration Fund, Forward Frontier Strategy Fund, Forward Global Dividend Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select EM Dividend Fund, Forward Select Income Fund, Forward Small Cap Equity Fund, Forward Tactical Enhanced Fund, Forward Total MarketPlus Fund, Forward U.S. Government Money Fund, the cash portion of the Forward Credit Analysis Long/Short Fund, and the cash portion of the Forward International Small Companies Fund without the use of a sub-advisor, and has delegated this authority to the sub-advisors for the balance of the Funds.

The following paragraph is added after the last complete paragraph on page 140 of the No-Load Prospectus and after the second complete paragraph on page 137 of the No-Load Prospectus:

The cash portion of the Forward Credit Analysis Long/Short Fund is managed by Paul Broughton, CFA. Mr. Broughton has been with Forward Management since December 2010 as Assistant Portfolio Manager. Prior to joining Forward Management, Mr. Broughton was a Senior Financial Analyst for the Sacramento Municipal Utility District, where he managed the District’s fixed income portfolio, from January 2010 to November 2010. From March 2006 to January 2010, Mr. Broughton was VP/Investment Officer for Pacific Capital Bancorp where he managed the Bank’s bond portfolio. Previously, Mr. Broughton was a Fixed Income Trader (July 2002 to February 2006) and a Senior Priority Investment Specialist (June 1997 to July 2002) with American Century Investments, and was employed as an Investment Accountant for State Street from March 1996 to May 1997. Mr. Broughton is a Chartered Financial Analyst.

Change in Portfolio Holdings Disclosure

Effective October 1, 2013, the frequency of disclosing the portfolio holdings of the Fund will be changed from quarterly to monthly. Accordingly, effective October 1, 2013, the first paragraph under the heading “Portfolio Holdings Disclosure” in the No-Load Prospectus and the Load Prospectus shall be replaced in its entirety to read as follows:

Forward Funds discloses all portfolio holdings of each Fund as of the end of each month on its website at www.forwardinvesting.com. Portfolio holdings as of month-end are posted on the 21st day of the next succeeding month (or, if the 21st day is not a Business Day, then on the next Business Day).

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP CLS PM 10012013

FORWARD FUNDS

Supplement dated October 1, 2013

to the

Forward Funds Statement of Additional Information (the “SAI”)

dated May 1, 2013, as supplemented

IMPORTANT NOTICE REGARDING THE FORWARD CREDIT ANALYSIS LONG/SHORT FUND

The following information applies to the Forward Credit Analysis Long/Short Fund (the “Fund”) only:

Reduction in Management Fee, Sub-Advisory Fee and Expense Limits

Effective October 1, 2013, the contractual management fee Forward Management, LLC (“Forward Management”), the investment advisor, receives from the Fund is reduced from an annual rate (as a percentage of the Fund’s average daily net assets) of 1.50% to an annual rate of 1.20% on the Fund’s average daily net assets. Additionally, the sub-advisory fee Cedar Ridge Partners, LLC (“Cedar Ridge”) receives from Forward Management will be reduced from an annual rate of 1.00% on the Fund’s average daily net assets allocated to Cedar Ridge to an annual rate of 0.60% on the first $250 million of the Fund’s average daily net assets allocated to Cedar Ridge and 0.50% on the Fund’s average daily net assets allocated to Cedar Ridge in excess of $250 million.

Effective October 1, 2013, the expense limit (as a percentage of the applicable class of the Fund’s average daily net assets) applicable to each class of the Fund is reduced as follows:

Class	Expense Limit Prior to October 1, 2013	Expense Limit Effective October 1, 2013
Investor Class	1.99%	1.79%
Institutional Class	1.64%	1.44%
Class A	2.14%	1.94%
Class C	2.59%	2.39%
Advisor Class	1.69%	1.49%

Accordingly, effective October 1, 2013, the following changes shall be made:

The information concerning the investment advisory fee paid by the Fund as contained in the table on pages 16-17 of the SAI under the heading/subheading “Investment Advisory and Other Services – Investment Management and Sub-Advisory Agreements” shall be replaced to read as follows:

Fund	Advisory Fee
Forward Credit Analysis Long/Short Fund	1.20%

The information concerning the sub-advisory fee paid by the Fund as contained in the table on page 20 of the SAI under the heading/subheading “Investment Advisory and Other Services – Investment Management and Sub-Advisory Agreements” shall be replaced to read as follows:

Fund	Sub-Advisory Fee
Forward Credit Analysis Long/Short Fund	0.60% up to and including $250 million 0.50% over $250 million

The information concerning the expense limitation agreement with the Fund as contained in the table on pages 20-22 of the SAI is replaced to read as follows:

Fund	Class	End Date	Expense Limit
Forward Credit Analysis Long/Short Fund	Class A	April 30, 2015	1.94%
Forward Credit Analysis Long/Short Fund	Class C	April 30, 2015	2.39%
Forward Credit Analysis Long/Short Fund	Advisor Class	April 30, 2015	1.49%
Forward Credit Analysis Long/Short Fund	Investor Class	April 30, 2015	1.79%
Forward Credit Analysis Long/Short Fund	Institutional Class	April 30, 2015	1.44%

Change in Portfolio Manager

Jeffery M. Hudson is no longer involved in the day-to-day management of the Fund. Accordingly, effective October 1, 2013, all references to Mr. Hudson in the SAI are deleted.

Additionally, as of October 1, 2013, Forward Management directly manages the cash portion of the Fund without the use of a sub-advisor. Accordingly, the following changes are made:

The first sentence of the third paragraph under the heading/subheading “Investment Advisory and Other Services – Investment Advisor” in the SAI is replaced to read as follows:

Forward Management directly manages the Allocation Funds, Forward Commodity Long/Short Strategy Fund, Forward Emerging Markets Fund, Forward Endurance Long/Short Fund, Forward Floating NAV Short Duration Fund, Forward Frontier Strategy Fund, Forward Global Dividend Fund, Forward Global Infrastructure Fund, Forward International Dividend Fund, Forward International Real Estate Fund, Forward Managed Futures Strategy Fund, Forward Real Estate Fund, Forward Real Estate Long/Short Fund, Forward Select EM Dividend Fund, Forward Select Income Fund, Forward Small Cap Equity Fund, Forward Tactical Enhanced Fund, Forward Total MarketPlus Fund, Forward U.S. Government Money Fund, the cash portion of the Forward Credit Analysis Long/Short Fund, and the cash portion of the Forward International Small Companies Fund (collectively, the “Forward Management Directly Advised Funds”).

The first sentence of the paragraph under the heading/subheading “Investment Advisory and Other Services – Sub-Advisors – Forward Credit Analysis Long/Short Fund” in the SAI is replaced to read as follows:

Forward Management has engaged the services of Cedar Ridge Partners, LLC (“Cedar Ridge”), to act as sub-advisor with regard to the non-cash portion of the Forward Credit Analysis Long/Short Fund.

The following sentence is added after the last sentence of the paragraph under the heading/subheading “Investment Advisory and Other Services – Sub-Advisors – Forward Credit Analysis Long/Short Fund” in the SAI:

The cash portion of the Forward Credit Analysis Long/Short Fund’s portfolio is managed directly by Forward Management. Forward Management is discussed above.

The first sentence of the first complete paragraph on page 17 of the SAI is replaced to read as follows:

The Investment Advisor compensates the Sub-Advisors for the Forward Credit Analysis Long/Short Fund (non-cash portion), Forward EM Corporate Debt Fund, Forward Global Credit Long/Short Fund, Forward International Small Companies Fund (non-cash portion), and Forward Tactical Growth Fund out of the Investment Advisor’s revenues.

The first sentence of the first complete paragraph on page 20 of the SAI is replaced to read as follows:

For the services provided pursuant to the Sub-Advisory Agreements with Forward Management, the Sub-Advisors for the Forward Credit Analysis Long/Short Fund (non-cash portion), Forward EM Corporate Debt Fund, Forward Global Credit Long/Short Fund, Forward International Small Companies Fund (non-cash portion), and Forward Tactical Growth Fund are paid an annual fee from Forward Management; and the Sub-Advisors for the Forward High Yield Bond Fund and Forward Investment Grade Fixed-Income Fund are paid an annual fee from the Trust on behalf of the applicable Fund. The following table sets forth the annual rates paid to the Sub-Advisors pursuant to the Sub-Advisory Agreements (based on the average daily net assets of the respective Fund).

The heading/subheading “Investment Advisory and Other Services – Portfolio Managers – Cedar Ridge Partners, LLC: Forward Credit Analysis Long/Short Fund” on page 22 of the SAI shall be amended to read as “Investment Advisory and Other Services – Portfolio Managers – Cedar Ridge Partners, LLC: Forward Credit Analysis Long/Short Fund (Non-Cash Portion).”

The following information is added after the last complete paragraph on page 40 of the SAI:

Forward Credit Analysis Long/Short Fund (Cash Portion)

Paul Broughton is the portfolio manager responsible for the day-to-day management of the cash portion of the Forward Credit Analysis Long/Short Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Broughton managed as of December 31, 2012:

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Total Assets Managed for which Advisory Fee is Performance- Based (in Millions)
Registered Investment Companies	13	$609.9	0	$0.0
Other Pooled Investment Vehicles	0	$0.0	0	$0.0
Other Accounts	0	$0.0	0	$0.0

The following information is added to the table under the heading/subheading “Investment Advisory and Other Services – Portfolio Managers” on pages 41-43 of the SAI:

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund*
Paul Broughton**	Forward Credit Analysis Long/Short Fund	A

*	Key to Dollar Ranges

**	Information as of September 26, 2013

A	None
B	$1 - $10,000
C	$10,001 - $50,000
D	$50,001 - $100,000
E	$100,001 - $500,000
F	$500,001 - $1,000,000
G	Over $1,000,000

Change in Portfolio Holdings Disclosure

Effective October 1, 2013, the frequency of disclosing the portfolio holdings of the Fund will be changed from quarterly to monthly. Accordingly, effective October 1, 2013, the two paragraphs under the heading/subheading “Portfolio Holdings Disclosure – Public Disclosures on Web Site” in the SAI shall be replaced in their entirety to read as follows:

Forward Funds discloses all portfolio holdings of each Fund as of the end of each month on its web site at www.forwardinvesting.com. Portfolio holdings as of month-end are posted on the 21st day of the next succeeding month (or, if the 21st day is not a Business Day, then on the next Business Day).

The portfolio holdings for each month will remain available on the web site for a minimum of six months following the date posted. In addition, the Forward Funds may, at the discretion of the Investment Advisor, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default, distressed, or experiencing a negative credit event. Any such disclosure will be broadly disseminated via the Funds’ website or other means.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP CLS PM SAI 10012013